UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

POMEROY IT SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a 6(i)(4) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐
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Pomeroy IT Solutions, Inc. Enters into
Memorandum of Understanding to
Settle Purported Class Action Lawsuit
Related to Pending Merger

HEBRON, Kentucky, November 5, 2009 – Pomeroy IT Solutions, Inc. (NASDAQ: PMRY), an information technology ("IT") solutions provider (the "Company"), announced today that it entered into a memorandum of understanding to settle the purported class action lawsuit styled Hughes v. Pomeroy IT Solutions, Inc., et al., Case No. 4631-CC, filed on October 8, 2009 in the Commonwealth of Kentucky Boone Circuit Court.  The lawsuit alleges, among other things, that the Company’s directors are in breach of their fiduciary duties to stockholders in connection with the Company entering into the Agreement and Plan of Merger dated as of September 25, 2009 by and among the Company, Project Skyline Intermediate Holding Corporation and Project Skyline Merger Corporation. The memorandum of understanding is subject to customary conditions including approval by the court and consummation of the merger contemplated by the merger agreement. There can be no assurance that the settlement will be finalized or that the court will approve the settlement. The settlement terms provide that the lawsuit will be dismissed with prejudice against all defendants. The settlement will not affect the amount of the merger consideration to be paid to the Company’s stockholders in connection with the merger.

Without agreeing that any of the claims in the lawsuit have any merit, the Company agreed, pursuant to the settlement terms, to make disclosures to supplement the information contained in the Company’s proxy statement dated October 13, 2009 relating to the merger. Pursuant to the memorandum of understanding, the Company filed definitive additional material on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) which contains information that supplements the Company’s proxy statement and is available for stockholders to review and should be read in conjunction with the proxy statement.  Defendants in the lawsuit, including the Company each have denied, and continue to deny, all liability with respect to the facts and claims alleged in the lawsuit.  The defendants do not admit that the Company’s proxy statement contains any inadequate disclosure or that any of the information included in the definitive additional materials on Schedule 14A filed with the SEC is material or required by any applicable rule, statute, regulation or law.  The proposed settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant.  The defendants in the lawsuit, including the Company, believe the lawsuit is without merit and they entered into the memorandum of understanding solely to avoid the burdens and expense of further litigation.
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Further Information About the Transaction

The Company has filed with the SEC a definitive proxy statement in connection with the agreement to merge with Project Skyline Merger Corporation.  The Company mailed that definitive proxy statement to stockholders of record on September 30, 2009, the record date for the meeting at which stockholders will be asked to adopt the merger agreement.  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and stockholders may obtain a free copy of the definitive proxy statement, and other documents filed by the Company with the SEC, at the SEC's web site at http://www.sec.gov.  Free copies of the definitive proxy statement and the Company's other filings with the SEC may also be obtained from the Company by directing a request to Pomeroy IT Solutions, Inc., 1020 Petersburg Road, Hebron, KY 41048, Attention: Secretary.

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from the Company's stockholders with respect to the proposed merger.  Information regarding the persons who may be considered "participants" in the solicitation of proxies is set forth in the definitive proxy statement. Information regarding certain of these persons and their beneficial ownership of the Company's common stock as of September 30, 2009 is also set forth in the definitive proxy statement.  Additional information regarding the interests of such potential participants may be included in other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger, and all other statements in this press release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, each of which is qualified in its entirety by reference to the following cautionary statements. Forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A number of the matters discussed herein that are not historical or current facts deal with potential future circumstances and developments, in particular, whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transactions described herein; adoption of the merger agreement by the Company's stockholders; satisfaction of various other conditions to the closing of the merger; and the risks that are described from time to time in the Company's reports filed with the SEC, including the Company's Annual Report on Form 10–K for the year ended January 5, 2009, as amended, and the Company's Quarterly Reports on Form 10-Q for the quarters ended April 5, 2009, as amended, and July 5, 2009. This press release speaks only as of its date, and we disclaim any duty to update the information herein.

About Pomeroy IT Solutions, Inc.

Pomeroy IT Solutions, Inc. is a leading provider of IT infrastructure solutions focused on enterprise, network and end-user technologies.  Leveraging its core competencies in IT Outsourcing and Professional Services, Pomeroy delivers consulting, deployment, operational, staffing and product sourcing solutions through the disciplines of Six-Sigma, program and project management, and industry best practices.  Pomeroy's consultative approach and adaptive methodology enables Fortune 2000 corporations, government entities, and mid-market clients to realize their business goals and objectives by leveraging information technology to simplify complexities, increase productivity, reduce costs, and improve profitability.  For more information, go to www.pomeroy.com.

Contact:

Christopher C. Froman, President & CEO
Pomeroy IT Solutions, Inc.
(859) 586-0600 x1419
cfroman@pomeroy.com